C

Seacoast
BANKING CORPORATION OF FLORIDA

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP 811707 80 1

This Certifies that

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF TEN CENTS ($.10) EACH OF

SEACOAST BANKING CORPORATION OF FLORIDA

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-laws of the Corporation as now or hereafter amended, to all of which the holder hereof by acceptance hereby assents.

This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEACOAST BANKING CORPORATION OF FLORIDA
CORPORATE
SEAL
1983

SECRETARY

COUNTERSIGNED AND REGISTERED
CONTINETAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
TRANSFER AGENT AND REGISTRAR

By

AUTHORIZED OFFICER

SEACOAST BANKING CORPORATION OF FLORIDA

The Corporation will furnish without charge to any shareholder, upon request, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class or series of stock authorized to be issued by the Corporation. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

____
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY: